EXHIBIT 10.4
EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE
EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE
REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED
INFORMATION IS INDICATED BY [***].

FIRST AMENDMENT
TO MEMBERSHIP INTERESTS PURCHASE AND SALE AGREEMENT
This FIRST AMENDMENT TO MEMBERSHIP INTERESTS PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into as of June 24, 2022, by and among First Solar Japan GK, a Japan godo kaisha (the “Seller”) and Kyoto Solar Plant L.P., Yatsubo Solar Plant L.P., Momura Solar Plant L.P., Iwaki Solar Plant L.P., Hita Solar Plant L.P., Shimo Onuki Solar Plant L.P., Orido Solar Plant L.P., Handa Solar Plant L.P. and Tochigi Solar Plant L.P., each a Cayman Islands exempted limited partnership (each, a “Purchaser”, and together, the “Purchasers”). The Seller and the Purchasers are referred to herein individually as a “Party” and together as the “Parties”.
RECITALS
A.The Parties entered into that certain Membership Interests Purchase and Sale Agreement dated May 12, 2022 (the “Agreement”).
B.In anticipation of the Closing, the Parties now desire to set forth their agreement regarding certain amendments to, and acknowledgments and agreements in respect of, the Agreement.
ACCORDINGLY, the Parties agree as follows:
1.Defined Terms; Rules of Interpretation
Capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Agreement. The rules of interpretation set forth in section 1.2 (Rules of Interpretation) of the Agreement shall apply to this Amendment mutatis mutandis.
2.Financial Model-Related Amendments
(a)The definition of “Relevant Financial Model” set forth in section 1.1 (Definitions) of the Agreement shall be amended to read in its entirety as follows:
“Relevant Financial Model” means, in respect of each Project, the financial model for such Project set forth in the Excel spreadsheet named [***] sent by [***] to representatives of the Purchasers by email on June 20, 2022 at 2.40pm Japan Standard Time.
(b)Following the amendment under Section 2(a), each such amended financial model shall be treated as the Relevant Financial Model for all purposes of the Agreement from the date of the Agreement.
(c)Schedule 1 (Projects) to the Agreement shall be amended by replacing the relevant rows of each Project referred to below with the following:

PART 1: KYOTO PROJECT
Base Consideration	¥117,276,500
Assumed Net Producer-Side Charges Reduction Amount	¥983,162
Maximum Producer-Side Charges Adjustment Amount	¥983,162
PART 2: YATSUBO PROJECT
Base Consideration	¥31,948,670
Assumed Net Producer-Side Charges Reduction Amount	¥1,415,200
Maximum Producer-Side Charges Adjustment Amount	¥1,415,200
Maximum Debt Amount	[***]
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]
PART 3: MOMURA PROJECT
Base Consideration	¥64,326,909
Assumed Net Producer-Side Charges Reduction Amount	¥2,994,326
Maximum Producer-Side Charges Adjustment Amount	¥2,994,326
Maximum Debt Amount	[***]
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]
PART 4: IWAKI WATANABE PROJECT
Base Consideration	¥18,285,611
Assumed Net Producer-Side Charges Reduction Amount	¥992,827
Maximum Producer-Side Charges Adjustment Amount	¥992,827

PART 7: ORIDO PROJECT
Base Consideration	¥12,301,569
Assumed Net Producer-Side Charges Reduction Amount	¥739,528
Maximum Producer-Side Charges Adjustment Amount	¥739,528
Maximum Debt Amount	[***]
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]
PART 8: HANDA PROJECT
Base Consideration	¥35,990,876
Assumed Net Producer-Side Charges Reduction Amount	¥908,964
Maximum Producer-Side Charges Adjustment Amount	¥908,964
PART 9: ORIDO (SMALL) PROJECT
Accelerated NTP Earn-out Amount	[***]
PART 10: KOGASHI PROJECT
Accelerated NTP Earn-out Amount	[***]
PART 11: MINAMI UENO-CHO PROJECT
Base Consideration	¥11,814,351
Assumed Net Producer-Side Charges Reduction Amount	¥272,267
Maximum Producer-Side Charges Adjustment Amount	¥272,267
Required Equity Amount	GK Membership Interests: [***] Tokumei Kumiai Interests: [***]
PART 12: KANUMA DAINI PROJECT

Accelerated NTP Earn-out Amount	[***]
PART 13: KANUMA MORO PROJECT
Accelerated NTP Earn-out Amount	[***]
PART 14: KAMIISHIKAWA PROJECT
Accelerated NTP Earn-out Amount	[***]
(d)Each Party:
(i)waives any breach by any other Party of section 2.5(b) or (c) (Finance Project Adjustment) of the Agreement in connection with the failure to agree to the amendments referred to in those sections within the periods specified for such amendments; and
(ii)agrees that the condition set forth in section 3.2(d)(ii) (Financing Arrangements) (in the case of the Seller) and section 3.3(d)(ii) (Financing Arrangements) (in the case of each Purchaser) of the Agreement shall be deemed satisfied by the execution of this Amendment.
3.Purchase Price Adjustments
(a)The Parties acknowledge that the Relevant Equity Adjustment Amount for the purposes of section 2.2(b) (Purchase Price) of the Agreement shall be zero for each Transferring Company that holds a Pre-Finance Project.
(b)Each Party agrees that no adjustments will be made for the purposes of sections 2.2(c) and (d) (Purchase Price) of the Agreement.
(c)Each Party agrees that this Section 3 shall be deemed to be the statement delivered in accordance with section 2.3 (Adjustment Statement) of the Agreement. Each Purchaser waives any breach by the Seller of section 2.3 of the Agreement in connection with the failure to deliver the statements referred to in such section within the period specified for such delivery.
4.Extensions of Leased Real Property Agreements
(a)The Parties acknowledge that in respect of the condition set forth in section 3.3(j) (Extensions of Leased Real Property Agreements) of the Agreement, the Seller has delivered to each Relevant Purchaser:
(i)extensions of the Leased Real Property Agreements executed by the relevant Land Companies for the Yatsubo Project, the Momura Project and the Shimo-Onuki Project whereby the term is extended to at least 30 years from the expected commercial operation date; and

(ii)documents evidencing (A) the registration of such extensions or (B) applications having been made for the registration of such extensions, in each case in the relevant real property registry.
(b)The Purchasers agree that the condition set forth in section 3.3(j) (Extensions of Leased Real Property Agreements) shall be deemed satisfied as of the date of this Amendment.
5.Closing IC Payables
(a)Section 1.1 (Definitions) of the Agreement shall be amended by including the following definition:
“Project26 Payables” means the amounts owed by Project26 to the Seller under the Intercompany Loan Agreement dated as of June 20, 2022 between the Seller and Project26.
(b)The first sentence of section 5.2 (Inter-Company Payables) of the Agreement shall be amended to read in its entirety as follows:
To the extent that the Seller is unable to extinguish by the Closing all accounts payable owed to the Seller by any Transferring Company that holds a Pre-Finance Project, then within 15 Business Days after the Closing Date, for each such Transferring Company, the Seller shall deliver to the Relevant Purchaser a statement setting forth with reasonable evidence therefor all expenditures made by the Seller on behalf of the relevant Transferring Company that were still owed by such Transferring Company to the Seller as of the Closing (such amounts, together with the Project26 Payables, the “Closing IC Payables”).
6.Kyoto Land R&Ws Exception and Qualification
The exception and qualification set forth in the last paragraph of section 6.8 (Real Property) of the Agreement shall be amended to read in its entirety as follows:
As of the Closing Date, each representation and warranty in this Section 6.8 made in respect of the Kyoto Project and FS Japan Project 6 GK is subject to the exception and qualification that land used by the Kyoto Project will transfer to an Affiliate of Kyoto Solar Plant L.P., and certain designations will be made, on or around the Closing Date under the “Kyoto Land Transfer and Designation Agreement” as defined in the Business PSA.
7.Leased Real Property Post-Closing Cooperation
From and after the Closing, for so long as the Seller or its Affiliates own or control any Leased Real Property, the Seller will, and will cause its relevant Affiliates to, timely provide such cooperation as may be reasonably requested by the relevant Transferring Company from time to time with respect to such Leased Real Property; provided, however, that the Seller’s obligation under this Section 7 is subject to the relevant Transferring Company reimbursing the Seller or its relevant Affiliate, as the case may be, for any costs incurred in connection therewith, and each Purchaser shall cause its relevant Transferring Company to reimburse such costs.

8.Payment of Relevant Purchase Price
(a)For the purposes of section 3.4(a)(i) (Deliveries and Closing Actions) of the Agreement, each Purchaser shall be deemed to have paid the Relevant Purchase Price to the Seller Bank Account when such amount has been received by the Seller in the Seller Bank Account.
(b)If each “Relevant Purchase Price” payable to each TK PSA Seller under the TK PSA is not received by each such TK PSA Seller in its “Relevant Seller Bank Account” by the Business Day after the Closing Date, then the Seller may, by delivering written notice to each Purchaser and at the Purchasers’ cost, require that the Transaction in its entirety be promptly unwound in accordance with article 545 of the Civil Code.
9.Affirmation
Except as set forth in this Amendment, the Agreement shall remain in full force and effect.
10.Governing Law
This Amendment is governed by, and shall be construed in accordance with, the laws of Japan.
11.Counterparts
This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, email (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.
Seller:

FIRST SOLAR JAPAN GK By: Name: Title:
[First Amendment to Membership Interests Purchase and Sale Agreement]

Purchasers:

KYOTO SOLAR PLANT L.P. By: Kyoto Solar Plant Ltd., its General Partner By: Name: Title:	YATSUBO SOLAR PLANT L.P. By: Yatsubo Solar Plant Ltd., its General Partner By: Name: Title:
MOMURA SOLAR PLANT L.P. By: Momura Solar Plant Ltd., its General Partner By: Name: Title:	IWAKI SOLAR PLANT L.P. By: Iwaki Solar Plant Ltd., its General Partner By: Name: Title:
HITA SOLAR PLANT L.P. By: Hita Solar Plant Ltd., its General Partner By: Name: Title:	SHIMO ONUKI SOLAR PLANT L.P. By: Shimo Onuki Solar Plant Ltd., its General Partner By: Name: Title:
ORIDO SOLAR PLANT L.P. By: Orido Solar Plant Ltd., its General Partner By: Name: Title:	HANDA SOLAR PLANT L.P. By: Handa Solar Plant Ltd., its General Partner By: Name: Title:
TOCHIGI SOLAR PLANT L.P. By: Tochigi Solar Plant Ltd., its General Partner By: Name: Title:
[First Amendment to Membership Interests Purchase and Sale Agreement]